Exhibit 10.1

ZYMEWORKS INC.

AMENDMENT NO. 1 TO PRE-FUNDED WARRANTS

TO PURCHASE COMMON STOCK

This Amendment No. 1 to Pre-Funded Warrants to Purchase Common Stock (this “Amendment”) amends those Pre-Funded Warrants (as defined below) issued under that certain Securities Purchase Agreement, dated as of December 23, 2023 (the “Purchase Agreement”), and is made and entered into effective as of June 26, 2025 (the “Effective Date”), by and among Zymeworks Inc., a Delaware corporation (the “Company”), and the investors identified on the signature pages hereto (the “Holders”). Capitalized terms used in this Amendment that are not otherwise defined herein shall have the respective meanings assigned to them in the Purchase Agreement or Pre-Funded Warrants, as applicable.

RECITALS

WHEREAS, on December 28, 2023, the Company issued pre-funded warrants to purchase common stock, $0.00001 par value per share of the Company (the “Pre-Funded Warrants”) to the Holders pursuant to the terms of the Purchase Agreement.

WHEREAS, the Company and the Holders now desire to amend the terms of the Pre-Funded Warrants as set forth below.

WHEREAS, pursuant to Section 16(d) of each of the Pre-Funded Warrants, and subject to the last sentence of Section 6.4 of the Purchase Agreement, any provision of the Pre-Funded Warrants may be amended only if the Company obtains the written consent of the Holder.

NOW, THEREFORE, in consideration of these premises and the mutual covenants, terms and conditions set forth herein, all of the parties hereto mutually agree as follows:

AGREEMENT

A. Amendment to Pre-Funded Warrants.

1.	Section 12 of the Pre-Funded Warrants is hereby deleted in its entirety and replaced with the following in lieu thereof:

“12. [REMOVED BY AMENDMENT]”

2.	Paragraph 6 of the Form of Exercise Notice on Schedule 1 of the Pre-Funded Warrants is hereby deleted in its entirety and replaced with the following in lieu thereof:

“(6) [REMOVED BY AMENDMENT]”

B. Governing Law. This Amendment shall be governed in accordance with Section 16(f) of the Pre-Funded Warrants.

C. Further Amendments; Full Force and Effect. Wherever necessary, all other terms of the Purchase Agreement and each of the Pre-Funded Warrants are hereby amended to be consistent with the terms of this Amendment. Except as specifically set forth herein, each of the Pre-Funded Warrants and the Purchase Agreement shall remain in full force and effect.

D. Counterparts; Facsimile. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may be executed and delivered by facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and upon such delivery any such signature shall be deemed to have the same effect as if the original signature had been delivered to the other party.

[Signature Page Follows]

The parties have caused this Amendment No. 1 to Pre-Funded Warrants to Purchase Common Stock to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

COMPANY:

ZYMEWORKS INC.

By:	/s/ Kenneth Galbraith
Name:	Kenneth Galbraith
Title:	Chair, Chief Executive Officer and President

[Signature page for Amendment No. 1 to Pre-Funded Warrants to Purchase Common Stock]

The parties have caused this Amendment No. 1 to Pre-Funded Warrants to Purchase Common Stock to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTOR:

EcoR1 Capital Fund, L.P.

By: EcoR1 Capital, LLC, its General Partner

By:	/s/ Oleg Nodelman
Name:	Oleg Nodelman
Title:	Manager
Number of Shares: 268,059
(subject to adjustment)

[Signature page for Amendment No. 1 to Pre-Funded Warrants to Purchase Common Stock]

The parties have caused this Amendment No. 1 to Pre-Funded Warrants to Purchase Common Stock to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTOR:

EcoR1 Capital Fund Qualified, L.P.

By: EcoR1 Capital, LLC, its General Partner

By:	/s/ Oleg Nodelman
Name:	Oleg Nodelman
Title:	Manager
Number of Shares: 4,818,462
(subject to adjustment)

[Signature page for Amendment No. 1 to Pre-Funded Warrants to Purchase Common Stock]